EXHIBIT q

                       POWERS OF ATTORNEY FOR ALL TRUSTEES

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                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named trusts, with their respective file numbers under the Securities Act of 1933 noted, hereby constitute and appoint George R. Aylward, Tracy L. Rich and Kevin
J. Carr, or any of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all registration statements on Form N-1A, amendments thereto, and such other filings as may be appropriate, with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

              Phoenix Adviser Trust                    (333-106142)
              Phoenix Asset Trust                      (333-08045)
              Phoenix CA Tax-Exempt Bond Fund          (002-83024)
              Phoenix Equity Series Fund               (333-29043)
              Phoenix Equity Trust                     (002-16590)
              Phoenix Insight Funds Trust              (033-64915)
              Phoenix Institutional Mutual Funds       (033-80057)
              Phoenix Investment Series Fund           (033-06930)
              Phoenix Investment Trust 06              (033-01922)
              Phoenix Investment Trust 97              (333-34537)
              Phoenix Multi-Portfolio Fund             (033-19423)
              Phoenix Multi-Series Trust               (033-45758)
              Phoenix PHOLIOs(sm)                      (333-05039)
              Phoenix Portfolios                       (333-45675)
              Phoenix Opportunities Trust              (033-65137)
              Phoenix Series Fund                      (002-14069)
              Phoenix Strategic Equity Series Fund     (033-06931)

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         IN WITNESS WHEREOF, this 15th day of November, 2006.

/s/ E. Virgil Conway                          /s/ Harry Dalzell-Payne
------------------------------                ------------------------------
E. Virgil Conway, Trustee                     Harry Dalzell-Payne, Trustee


/s/ Francis E. Jeffries                       /s/ Dr. Leroy Keith, Jr.
------------------------------                ------------------------------
Francis E. Jeffrie                            Dr. Leroy Keith, Jr., Trustee


/s/ Marilyn E. LaMarche                       /s/ Philip R. McLoughlin
------------------------------                ------------------------------
Marilyn E. LaMarche, Trustee                  Philip R. McLoughlin, Trustee


/s/ Geraldine M. McNamara                     /s/ James M. Oates
------------------------------                ------------------------------
Geraldine M. McNamara, Trustee                James M. Oates, Trustee


/s/ Richard E. Segerson                       /s/ Ferdinand L. J. Verdonck
------------------------------                ------------------------------
Richard E. Segerson, Trustee                  Ferdinand L. J. Verdonck, Trustee


All signatures need not appear on the same copy of this Power of Attorney.